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                                                                  Exhibit 99.4


                                                                EXECUTION COPY

                          ACCOUNT PLEDGE AGREEMENT



                            DATED 4TH MARCH, 2004



                                   BETWEEN



                           CP FILMS VERTRIEBS GMBH

                                 AS PLEDGOR



                                     AND



                                 KBC BANK NV

                                 AS PLEDGEE




                                ALLEN & OVERY

                                  FRANKFURT


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                                  CONTENTS

CLAUSE                                                                    PAGE

1.       Interpretation......................................................2
2.       Pledge..............................................................3
3.       Independent Pledges.................................................4
4.       Security Purpose....................................................4
5.       The Pledgor's Right.................................................4
6.       The Pledgee's Right of Realisation..................................4
7.       Maintenance of Liable Capital.......................................5
8.       Undertakings........................................................6
9.       Representations and Warranties......................................8
10.      Waiver of Defences..................................................8
11.      Indemnity...........................................................8
12.      Duration............................................................9
13.      Costs and Expenses..................................................9
14.      Miscellaneous.......................................................9
15.      Severability........................................................9
16.      Confirmation of Release............................................10
17.      Notices............................................................10
18.      Governing Law......................................................10
19.      Jurisdiction.......................................................10

Signatories.................................................................12



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         THIS ACCOUNT PLEDGE AGREEMENT (the AGREEMENT) is made on
         4th March, 2004

BETWEEN:

(1) CP FILMS VERTRIEBS GMBH, a limited liability company (Gesellschaft mit beschrankter Haftung) organised under the laws of Germany, having its corporate seat in Bielefeld, Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Bielefeld under registration number HRB 33407

         (the PLEDGOR)

         and

(2) KBC BANK NV, a Belgian bank with registered office at Havenlaan 2, B-1080 Brussels, Belgium, registered at the Crossroads Bank for Enterprises under enterprise number 0462.920.226

         (the PLEDGEE).

WHEREAS:

(A) Solutia Europe SA/NV (the ISSUER) and the holders of the Notes have agreed to amend and restate the Issuer's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes (as defined below) and as amended, modified or supplemented from time to time, the NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30th January, 2004 among the Issuer and the holders of the Notes party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Issuer has entered into the Fiscal Agency Agreement dated 11th February, 2004 among the Issuer, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The holders of the Notes and the couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Pledgor guarantees the prompt payment and performance when due of all obligations of the Issuer under the Credit Documents (as defined below) and pledges the Accounts (as defined below) to the Pledgee to secure its obligations to the Pledgee as provided herein and undertakes the obligations contemplated by this Agreement.

(C) Pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below), the Pledgee is the joint creditor (together with the relevant holders of the Notes) of each and every obligation of the Issuer towards each of the holders of the Notes under the Notes and of the Issuer and the Pledgor under the other Credit Documents to which the Issuer and the Pledgor are party, and accordingly the Pledgee will have its own independent right to demand performance by the Issuer, or as the case may be the Pledgor, of those obligations. There is as a result a joint creditorship under New York law between the holders of the Notes and the Pledgee with regard to the sums owed under the Notes and the other Credit Documents.

(D) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Pledgor agrees to pledge the Accounts (as defined below) in favour of the Pledgee under the following terms.


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IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         AGREEMENT OF UNDERSTANDING has the meaning given to that term under
         (A) of the preamble.

         ACCOUNTS means the Existing Accounts and the Future Accounts.

         ACCOUNT BANK(S) means each bank where an Account is or will be held.

         BANK ACCOUNT CLAIMS means all sums owing to the Pledgor from the balance from time to time, and as the case may be, the final closing balance of any Existing Account opened in the name of the Pledgor with an Account Bank in Germany or any Future Account to be opened in the name of the Pledgor with an Account Bank in Germany.

         BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are open for general business in Brussels and Frankfurt am Main.

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated 11th February, 2004 among the Issuer, Amcis AG, Carbogen AG, certain holders of the Notes and the Pledgee, as amended, modified or supplemented from time to time.

         CREDIT DOCUMENTS means the Agreement of Understanding, the Fiscal Agency Agreement, the Collateral Agency Agreement, the Notes (including without limitation the Terms and Conditions of Notes), the Subsidiary Guaranties, the Collateral Documents and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Note or any other obligation of the Pledgor, as amended, modified or supplemented from time to time.

         EURO, euro, or EUR means the lawful currency of the Participating Member States.

         EVENT OF DEFAULT has the meaning given to such term in the Terms and Conditions of Notes.

         EXISTING ACCOUNTS means the accounts of the Pledgor in Germany existing at the date of this Agreement as set out in Schedule 1.

         FISCAL AGENCY AGREEMENT has the meaning given to that term under
         (A) of the preamble.

         FUTURE ACCOUNT(S) means an account of the Pledgor in Germany or all of them which might be opened by the Pledgor at any Account Bank in the future.

         GERMAN SUBSIDIARY GUARANTY means the guaranty made by the Pledgor in favour of the Pledgee dated on or about the date of this Agreement.

         GERMANY means the Federal Republic of Germany.

         ISSUER has the meaning given to that term under (A) of the preamble.

         NOTES has the meaning given to such term under (A) of the Preamble.

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         PARTICIPATING MEMBER STATE means a member state of the European
         Union that adopts or has adopted the euro as its lawful currency under the legislation of the European Union pertaining to the Economic and Monetary Union.

         PARTY means a party to this Agreement.

         PAYMENT DEFAULT means the default of the Pledgor to pay to the Pledgee any amounts owed by the Pledgor to the Pledgee under the German Subsidiary Guaranty and any other Credit Document to which it is party when due, provided that the enforcement of the German Subsidiary Guaranty or the respective Credit Document is not excluded pursuant to the maintenance of liable capital provisions of the German Subsidiary Guaranty or the respective Credit Document.

         PLEDGE means each of the pledges constituted under Clause 2.1. (Constitution of Pledge) of this Agreement.

         SECURED CLAIMS means all present and future rights and claims (Anspruche) (whether actual or contingent and whether held jointly or severally or in any other capacity whatsoever) of the Pledgee against the Pledgor which may arise under, out of, or in connection with the Collateral Agency Agreement, the German Subsidiary Guaranty or any other Credit Document to which the Pledgor is party.

         SECURITY means any and all security granted by the Issuer or any third party to the Pledgee with a view to securing the Secured Claims.

         TERMS AND CONDITIONS OF NOTES means the terms and conditions of the notes as set out in Schedule 1 of the Fiscal Agency Agreement as amended, modified or supplemented from time to time.

1.2 Where the context so admits, the singular includes the plural and vice versa.

1.3 The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4 Any reference in this Agreement to a defined document is a reference to that defined document as amended, supplemented or novated from time to time.

1.5 Unless defined in this Agreement, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Agreement.

2.       PLEDGE

2.1      CONSTITUTION OF PLEDGE

(a) The Pledgor hereby pledges as security the present and future Bank Account Claims including all interest payable thereon, together with all ancillary rights and claims associated with the Accounts to the Pledgee.

(b)      The Pledgee hereby accepts the Pledge.

2.2      ADDITIONAL SECURITY

         The Pledge is in addition, and without prejudice, to any other security the Pledgee may now or hereafter hold in respect of the Secured Claims.

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3.       INDEPENDENT PLEDGES

         The validity and effect of each of the Pledges shall be independent from the validity and the effect of any of the other Pledges created hereunder and is in addition, and without any prejudice, to any other security which the Pledgee may now or hereafter hold in respect of the Secured Claims. The Pledges shall be separate and individual pledges. Each of the Pledges shall rank pari passu in priority to each other Pledge created hereunder.

4.       SECURITY PURPOSE

         The Pledge is constituted in order to secure the prompt and complete payment and discharge of any and all Secured Claims.

5.       THE PLEDGOR'S RIGHT

         Unless the Pledgee gives notice to the contrary which it may only do upon the occurrence of an Event of Default, the Pledgor shall have the right to exercise all rights and powers with regard to the Accounts. Upon revocation of the foregoing right to disposal the Pledgor may only dispose of the Accounts with the prior consent of the Pledgee who shall, when deciding upon its consent, be bound by the duties of an orderly acting merchant (Sorgfalt eines ordentlichen Kaufmanns) taking into account the legitimate interests of the Pledgor.

6.       THE PLEDGEE'S RIGHT OF REALISATION

6.1      PLEDGEE'S RIGHTS

(a) Upon the occurrence of a Payment Default which is continuing and if and when the requirements set forth in Sections 1273, 1204 et seq. of the German Civil Code (Burgerliches Gesetzbuch) with regard to the enforcement of the Pledge are met (Pfandreife), the Pledgee may at any time thereafter avail itself of all rights and remedies that a pledgee has upon default of a pledgor under the laws of Germany, without any enforceable judgement or other instrument (vollstreckbarer Titel), notwithstanding Section 1277 of the German Civil Code (Burgerliches Gesetzbuch).

(b) If the Pledgee should seek to enforce the Pledge pursuant to, and in accordance with Clause 6.1(a) above, the Pledgor shall, at its own expense, render forthwith all assistance reasonably necessary in order to facilitate the prompt exercise by the Pledgee of any other right it may have under German law.

(c) In case of enforcement of the Pledge, no rights of the Pledgee shall pass to the Pledgor by subrogation or otherwise unless and until all of the Secured Claims have been satisfied and discharged in full.

6.2      NOTIFICATION

         The Pledgee shall notify the Pledgor of the intention to realise the Pledge by giving 5 (five) Business Days' notice. Such notice period is not necessary if the Pledgor has generally ceased to make payments or upon filing of an application for insolvency proceedings by the Pledgor.

6.3      COLLECTION AND SURPLUS

         The Pledgee will realise the Pledge by collecting the credit balance from the Accounts as is necessary to satisfy any outstanding due Secured Claims. Any enforcement proceeds shall be applied in accordance with the Collateral Agency Agent. Any surplus remaining after all


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         outstanding due Secured Claims have been satisfied and discharged in full shall be retransferred to the Accounts (or any of them) by the Pledgee in accordance with the Collateral Agency Agreement.

7.       MAINTENANCE OF LIABLE CAPITAL

(a) The enforcement of this Agreement shall be, at the date hereof and at any time hereafter, limited to an amount equal to the net assets of the Pledgor, which are calculated as the Pledgor 's total assets (the calculation of which shall take into account the captions reflected in Section 266 (2) A, B and C of the German Commercial Code (Handelsgesetzbuch)) less its reserves for own shares (Section 266 (3) A III. 2. of the German Commercial Code) less its liabilities (the calculation of which shall take into account the captions reflected in Section 266 (3) B, C and D of the German Commercial Code) less its registered share capital (Stammkapital) (the NET ASSETS).

(b) For the purposes of calculating the Net Assets the balance sheet shall be adjusted in a way that (i) any amounts which the Pledgor has received from funds from the issuance of the Notes which have been on-lent by the Issuer to the Pledgor and are still outstanding at the time of the enforcement of this Agreement shall be disregarded or (ii) the amount of any increase of the Pledgor's registered share capital out of retained earnings (Kapitalerhohung aus Gesellschaftsmitteln) after the date of this Agreement that has been effected without the prior written consent of the Pledgee shall be deducted from the Pledgor's registered share capital.

(c)      Furthermore, the Pledgor shall, in a situation where

         (i) it does not have sufficient assets to maintain its registered share capital; and

         (ii) the Pledgee would (but for this Clause) be entitled and is seeking to enforce the security granted under this Agreement,

         realise any and all of its assets that are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, provided such asset is not necessary for the Pledgor's business (betriebsnotwendig).

(d) For the purpose of the calculation of the Net Assets and thus the enforceable amount, the Pledgor will deliver within 30 Business Days after the notification by the Pledgee of a Payment Default, to the Pledgee an up to date balance sheet drawn-up by its auditors or any other reputable firm of auditors together with a determination of the Net Assets by the respective auditors. The balance sheet and determination of Net Assets shall be prepared in accordance with accounting principles pursuant to the German Commercial Code (Handelsgesetzbuch) and be based on the same principles that were applied when establishing the previous year's balance sheet.

(e) Should the Pledgor fail to deliver such balance sheet and/or determination of the Net Assets within the 30 Business Day period referred to above or if the Pledgor has generally ceased to make payments or upon filing of an application for insolvency proceedings by the Pledgor, the Pledgee shall be entitled to enforce security granted under this Agreement, without the enforcement limitations provided for above applying at the time of such enforcement, but is obliged to retransfer proceeds from such enforcement to the extent that the Pledgor demonstrates in reasonable detail that the enforcement of this Agreement violated the rules on preservation of the stated share capital under Sections 30, 31 GmbH-Act as set out in paragraph (a)-(c) above by resulting or enhancing negative assets (Unterbilanz) of the Pledgor.

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(f)      This Agreement shall further not be enforced to the extent that the
         Pledgor demonstrates in reasonable detail that such enforcement would lead to a breach of the Gebot der Rucksichtnahme auf die Eigenbelange der Gesellschaft (duty of care owing by the relevant shareholders vis-a-vis the respective company) and of the Verbot des existenzvernichtenden Eingriffs (prohibition of insolvency-causing intervention), as developed by the recent jurisdiction (in particular BGH II ZR 178/99 "Bremer Vulkan", BGH
         ZR 196/00 and BGH II ZR 300/00 "KBV"), of the Federal Supreme Court (Bundesgerichtshof), caused for example, as far as this would be within the scope of the cited court rulings, if the entering into this Agreement and its enforcement results in the illiquidity (Zahlungsunfahigkeit) of the Pledgor. The Pledgee shall be obliged to retransfer proceeds from such enforcement to the extent that the Pledgor demonstrates in reasonable detail that the enforcement of this Agreement violated the rules of the cited Federal Supreme
         Court rulings. Otherwise, any claim for damages to the Pledgee (excluding, for the avoidance of doubt, any claim relating to unjust enrichment) by the Pledgor, any shareholders of the Pledgor or its managing directors shall be excluded.

(g) Notwithstanding paragraph (a)-(f) above the Pledgee shall be entitled to immediate enforcement of the security granted under this Agreement, if and to the extent the Pledgee has already made a claim under the German Subsidiary Guaranty and the enforcement of the German Subsidiary Guaranty was not excluded pursuant to its maintenance of capital rules, but is obliged to retransfer proceeds from such enforcement of the security granted under this Agreement in accordance with paragraphs (e) and (f) above.

8.       UNDERTAKINGS

8.1      NOTIFICATION

(a) For the purpose of disclosing the pledge constituted by this Agreement, the Pledgor shall notify, without delay and in any event no later than five (5) Business Days following the date hereof and in form of Schedule 2, the Account Banks listed in Schedule 1 at which it currently maintains Accounts of the fact that the credit balances of such Accounts have been pledged pursuant to this Agreement, and the Pledgor shall use its best efforts to deliver to the Pledgee such Account Banks' signed acknowledgements no later than ten (10) Business Days following the date hereof. With respect to each Account Bank at which the Pledgor maintains any Future Account after the date hereof and that is not listed in Schedule 1 (as supplemented from time to time), the Pledgor shall notify, without delay and in any event no later than five (5) Business Days following the date it opens such Future Account, such Account Bank of the fact that such Future Account has been pledged to the Pledgee pursuant to this Agreement, and the Pledgor shall use its best efforts to deliver to the Pledgee such entities signed acknowledgements thereto no later than ten (10) Business Days following the date thereof. Each such notification shall be substantially in the form of Schedule 2.

(b) The Pledgor shall provide the Pledgee without delay with a copy of any notification given pursuant to this Clause 8.1, together with the adequate evidence of such notification having been sent and received.

(c) The Pledgee may give any notice required to be given by the Pledgor pursuant to this Clause 8.1 if the Pledgor has not given such notice within five (5) Business Days after the Pledgor is required to do so or at any time following the occurrence and during the continuance of an Event of Default. For this purpose, the Pledgor authorises the Pledgee to notify each and any Account Bank accordingly.

(d) The Pledgor undertakes to forward to the Pledgee simultaneously with the execution of this Agreement notifications in the form of
         Schedule 2 to this Agreement duly printed on its


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         letterhead and duly executed in blank by the Pledgor for the purpose of notifying the Account Banks of the pledge of the respective Accounts pursuant to clause 8.1 (c) above. The Pledgor hereby authorises the Pledgee to copy blank notification certificates signed by the Pledgor.

8.2      GENERAL BUSINESS CONDITIONS

         The Pledgor undertakes to use its best efforts to procure that each Account Bank subordinates, as soon as possible, any existing pledge it may hold with respect to the Accounts, including, but without limitation, any pledge existing by operation of its General Business Conditions (Allgemeine Geschaftsbedingungen), to the Pledge so that the Pledge will rank ahead of all other pledges affecting the Accounts.

8.3      FURTHER UNDERTAKINGS

         Furthermore, the Pledgor undertakes:

         (a) to notify the Pledgee without undue delay (unverzuglich) of any event or circumstance which might adversely affect the validity or enforceability of this Pledge;

         (b) to promptly execute such further documents and do such other acts as the Pledgee may from time to time reasonably request;

         (c) not to take any steps or measures which may have a material adverse affect on the security interest granted hereunder;

         (d) to (i) generally use its best endeavours to ensure that all debtors and other persons and entities make payments in relation to any present and future receivables to the Accounts, (ii) promptly forward any receivables that have been paid otherwise than into the Accounts to the Accounts and (iii) procure that any present or future credit balances of any bank accounts held by the Pledgor outside of Germany be transferred promptly to any of the Accounts, provided that, notwithstanding clauses (d)(ii) or (iii), prior to the occurrence of an Event of Default the Pledgor may maintain balances in accounts located outside of Germany in the ordinary course of business in order to meet payment obligations due within the next twenty (20) days;

         (e) to settle any transactions by way of banking operations that an orderly acting merchant (ordentlicher Kaufmann) generally settles by way of banking operations;

         (f) to provide the Pledgee following the occurrence of an Event of Default with all information in relation to the Accounts as the Pledgee may from time to time reasonably request;

         (g) not to dispose of the amounts standing to the credit of any Account other than in the ordinary course of business; and

         (h) without delay and in any event no later than five (5) Business Days following the date that the Pledgor opens any Account at an Account Bank that is not listed on
                  Schedule 1 (as supplemented from time to time), to deliver a written notice to the Pledgee, setting forth the name and address of such Account Bank and the account number of such Account (it being understood that such written notice shall be deemed to supplement Schedule 1 of this Agreement for all purposes of this Agreement).

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9.       REPRESENTATIONS AND WARRANTIES

         Without prejudice and in addition to the representations and warranties of the Pledgor under the Subsidiary Guaranty and the other Credit Documents to which the Pledgor is party, the Pledgor represents and warrants to the Pledgee as of the date hereof that:

         (a) it is validly existing and neither insolvent, nor subject to any insolvency proceedings nor in a financial crisis (Krise);

         (b)      it is the sole holder of the Existing Accounts;

         (c) the account balances and interest claims of the Existing Accounts, subject to the prior ranking pledge in favour of the respective Account Bank based on the General Business Conditions of German banks, solely belong to the Pledgor;

         (d) no other accounts than the Existing Accounts of the Pledgor exist in Germany; and

         (e) all necessary corporate action has been taken to authorise the entry into this Agreement.

10.      WAIVER OF DEFENCES

         (a) The Pledgor hereby irrevocably waives its rights of revocation (Anfechtbarkeit) and set-off (Aufrechenbarkeit) it may have pursuant to Sections 1211 and 770(1) and (2) of the German Civil Code (Burgerliches Gesetzbuch).

         (b) The Pledgor irrevocably waives any rights which may pass to the Pledgor by subrogation or otherwise, including but not limited to, any recourse claim against the Issuer (Verzicht auf Ruckgriffsanspruche) which it may obtain in the event that the Pledgor pays any Secured Claim or in the event of enforcement of the Pledge.

11.      INDEMNITY

11.1     LIABILITY FOR DAMAGES

         The Pledgee shall not be liable for any loss or damage suffered by the Pledgor save in respect of such loss or damage which is suffered as a result of the gross negligence or wilful misconduct of the Pledgee.

11.2     INDEMNIFICATION

         The Pledgor will indemnify the Pledgee against any losses, actions, claims, expenses, demands and liabilities which may be reasonably incurred by or made against the Pledgee for anything done or omitted in the exercise or purported exercise of the powers contained herein and occasioned by any breach of the Pledgor of any of its obligations or undertakings herein contained other than to the extent that such losses, actions, claims, expenses, demands and liabilities are incurred or made against the Pledgee as a result of the gross negligence or wilful misconduct of the Pledgee.

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12.      DURATION

12.1     DURATION

         This Agreement shall remain in full force and effect until the earlier of (a) the date upon which all Secured Claims have been irrevocably paid and discharged in full; and (b) the date notified by the Pledgee to the Pledgor. The Pledge shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

12.2     CONTINUING SECURITY

         This Agreement shall create a continuing security and no change or amendment whatsoever in the Notes or in any document or agreement related thereto nor any release of Security shall affect the validity or scope of this Agreement.

13.      COSTS AND EXPENSES

         The Pledgor shall on demand pay (or procure payment) to the Pledgee all expenses that the Pledgee may incur in connection with (i) the administration of this Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Bank Account Claims, (ii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. The Pledgor shall on demand pay (or procure payment) to the Pledgee the amount of all other costs, charges, fees and expenses (including fees for legal advisers) reasonably and properly incurred by the Pledgee in connection with the preparation, execution, performance and amendment of this Agreement, or any waiver in relation thereto, together in each case with any applicable value added tax or other taxes.

14.      MISCELLANEOUS

14.1     AMENDMENTS

         Changes to and amendments of this Agreement including this Clause 14.1 must be made in writing.

14.2     WAIVERS AND REMEDIES CUMULATIVE

         The rights of the Pledgee under this Agreement:

         (a)      may be exercised as often as necessary;

         (b) are cumulative and not exclusive of its rights or remedies provided by law;

         (c)      may be waived only in writing and specifically.

         Delay in exercising, partial exercising or non-exercising of any rights is not a waiver of that right.

15.      SEVERABILITY

(a) If a term of this Agreement is or becomes illegal, invalid or unenforceable, that will not affect the legality, validity or enforceability of any other terms of this Agreement.

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(b)      The illegal, invalid or unenforceable term shall be deemed to be replaced by that term which best meets the intent of the replaced term.

16.      CONFIRMATION OF RELEASE

         Upon complete payment and discharge of all Secured Claims the Pledgee shall confirm as a matter of record to the Pledgor upon its request that the Accounts are released from the Pledge.

17.      NOTICES

17.1     NOTICES

         Any notice or other communication under or in connection with this Agreement to the Pledgor or the Pledgee must be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, as set forth in Schedule 3 hereto or such other address or facsimile number as is notified by that party for this purpose to the Pledgee from time to time. Any notice under this Agreement shall also be copied to the Issuer.

17.2     LANGUAGE

         Unless otherwise agreed, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text of this Agreement, any notice or other communication and the text in any other language, the English text shall prevail except that where a German translation of a legal term appears in such text, the German translation shall prevail.

17.3     DELIVERY

         Any communication made by one Party to another under or in connection with this Agreement will only be effective:

         (a)      if by way of fax, when received in legible form; or

         (b) if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

         and, if a particular department or officer is specified as part of its address details, if addressed to that department or officer.

18.      GOVERNING LAW

         This Agreement is governed by the laws of Germany.

19.      JURISDICTION

(a) The courts of Frankfurt am Main, Germany, have exclusive jurisdiction to settle any dispute in connection with this Agreement.

(b) The Pledgee may also take legal action against the Pledgor before any other competent court of law having jurisdiction over the Pledgor.

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This Agreement has been entered into on the date stated at the beginning of this Agreement and has been executed in three originals.

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                                 SIGNATORIES

CP FILMS VERTRIEBS GMBH

By: /s/ Kristel Deroover
    --------------------
    Kristel Deroover
    Attorney




KBC BANK NV

By: /s/ Dirk De Bleser
    --------------------
    Dirk De Bleser
    Head of Operations & Accounting

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